UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2018

CLIC TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

FUNDTHATCOMPANY

(Former name of registrant)

Nevada	333-208350	47-4982037
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

1815 NE 144 Street

North Miami, FL 33181

(Address of principal executive offices)

(877) 451-0120

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 2459.244a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 2459.244d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 2459.243e-4c))

Item 1.01 Entry into a Material Definitive Agreement

On May 17, 2018 CLIC Technology Inc. (the “Company”) entered into an agreement (the “Agreement”) to acquire Oceanovasto Investments Ltd. (“Oceano”). Pursuant to the Agreement the Company is to issue 76,875,000 of its common shares to the shareholders of Oceano in exchange for 100% of the issued and outstanding common stock of Oceano. Oceano is organized under the laws of Cyprus.

Oceano is the developer of merchant processing and money transfer tools that take advantage of the latest blockchain technologies. Oceano is creating blockchain systems that can accept payments to settle transactions on a multinational basis in multiple currencies, including numerous types of digital currencies. Oceano also operates a proprietary digital currency mining pool.

Item 9.01 Financial Statements and Exhibits

Reference is made to the disclosure set forth in Items 9.01(a) and 9.01(b), which disclosure is incorporated herein by reference.

(d) Exhibits

Exhibit	Description

10.1	Acquisition Agreement between CLIC Technology and Oceanovasto Investments Ltd

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SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLIC TECHNOLOGY, INC.

Dated: May 24, 2018	By:	/s/ Yosef Biton
Yosef Biton
President and Director
Principal Executive Officer
Principal Financial Officer
Principal Accounting Officer

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